Dreyfus New York Tax Exempt Intermediate Bond Fund

ANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                    Contents

                                    THE FUND
--------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Fund Performance

                              7     Statement of Investments

                             15     Statement of Assets and Liabilities

                             16     Statement of Operations

                             17     Statement of Changes in Net Assets

                             18     Financial Highlights

                             19     Notes to Financial Statements

                             23     Report of Independent Auditors

                             24     Important Tax Information

                                    FOR MORE INFORMATION
--------------------------------------------------------

                                    Back Cover

                                                    Dreyfus New York    The Fund
                                   Tax Exempt Intermediate Bond Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many U.S. businesses withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Tax-exempt fixed-income securities generally provided good results relative to taxable U.S. Treasury securities over the past year. This was especially true during much of the second half of the reporting period. While prices of U.S. Treasury securities declined significantly over the first five months of 1999, a lack of new issuance relative to robust investor demand supported most municipal bond prices.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New York Tax Exempt Intermediate Bond Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE
------------------------------
Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform during the period?

The fund produced a 3.75% total return over the one-year period ended May 31, 1999,1 compared to a 3.88 % total return for the average of the Lipper New York Intermediate Municipal Debt Funds category.2

We attribute the fund's performance to its focus on higher-quality, intermediate-term municipal bonds issued by New York state, its municipalities and authorities. We have maintained that focus because lower-rated issues have remained expensive compared to securities with high credit ratings. In addition, higher rated securities tend to be more liquid, making them easier to buy and sell as market conditions change and giving the fund more flexibility to react in a weak market.

What is the fund's investment approach?

The fund's goal is to seek a high level of triple-tax-exempt income for the New York resident generated from a diversified portfolio of intermediate-term municipal bonds from New York issuers. In addition, we seek a competitive total return.

In pursuit of these objectives, we employ several strategies. The fund always maintains a large position in income producing paper, which we view as a core position. This provides the portfolio with a strong income component and a relatively stable base.

We attempt to add value by selecting the tax-exempt bonds that we believe are most likely to provide the highest total returns -- which include both tax-exempt income and potential capital appreciation.

                                                                     The Fund  3

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Latin America just prior to the start of the reporting period, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell to levels that were roughly equivalent to yields on comparable tax-exempt bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth by reducing key short-term interest rates. Because lower short-term interest rates had the potential to reignite inflationary pressures, yields on intermediate- and long-term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for tax-free municipal bonds. Similarly, yields of intermediate-term municipal bonds rose more than yields of long-term municipal bonds, primarily because of supply-and-demand factors.

Because of strong economic conditions throughout the country, New York state and its municipalities have had less need to borrow. As a result, fewer tax-exempt bonds were issued in New York over the past six months than in the same period one year ago. Yet, demand from individual investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped municipal bond prices decline less than U.S. Treasury bond prices, as measured by major market indices and benchmarks. However, supply in the intermediate-term sector of the marketplace was greater than in the long-term sector, accounting for many of the differences in performance between the two segments.

What is the fund's current strategy?

We have continued to search for the most attractive values in New York's municipal bond market. We have found such values, in our opinion, primarily in higher-quality, intermediate-term bonds. Intermediate-term bonds have continued to provide most of the yield of their longer-term counterparts, but with substantially less volatility. We have also found attractive values in smaller, non-rated issues, including school districts and small colleges. The current interest-rate environment gives us the opportunity to increase coupon and call protection. It also affords us the chance to re-evaluate the benefits of adding discount and lower-rated paper, which will come under pressure and represent value.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are fully taxable.

2 Source: Lipper Analytical Services, Inc.

                                                                     The Fund  5

FUND PERFORMANCE

$21,239 Lehman Brothers 10-Year Municipal Bond Index*
$19,439 Dreyfus New York Tax Exempt Intermediate Bond Fund

                       [chart information to come . . .]

Comparison of change in value of $10,000 investment in the fund and the Lehman Brothers Municipal Bond Index

-------------------------------------------------------------------------------
Average Annual Total Returns as of 5/31/99

                     1 Year            5 Years               Ten Years
-------------------------------------------------------------------------------
Fund                  3.75%             5.92%                  6.87%

*  Source: Lehman Brothers

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Intermediate Bond Fund on 5/31/89 to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in New York municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The fund's performance shown in the line graph takes into account fees and expenses. The Lehman Brothers 10-year Municipal Bond Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers 10-Year Municipal Bond Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

STATEMENT OF INVESTMENTS
May 31, 1999

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments--98.6%                            Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York--91.4%

Albany Parking Authority, Parking Revenue:
  6.50%, 11/1/2004                                                1,000,000       1,069,470
  6.70%, 11/1/2006                                                1,000,000       1,078,950

Battery Park City Authority, Revenue
  5.125%, 11/1/2005                                               3,830,000       4,004,533

Buffalo Municipal Water Finance Authority,
  Water System Revenue
  5.50%, 7/1/2005 (Insured; FSA)                                  1,200,000       1,277,112

Cattaraugus County Industrial Development Agency,
  Civic Facility Revenue (St. Bonaventure University Project):
    5%, Series A, 9/15/2009                                         745,000         738,742
    5%, Series B, 9/15/2009                                       1,055,000       1,046,138
    5%, Series A, 9/15/2010                                         740,000         725,873
    5%, Series B, 9/15/2010                                       1,110,000       1,088,810
    5%, Series A, 9/15/2011                                         825,000         801,694
    5%, Series B, 9/15/2011                                       1,160,000       1,127,230
    5%, 9/15/2012                                                 1,225,000       1,181,659

City University of New York, COP (John Jay College)
  5.75%, 8/15/2004                                                5,000,000       5,317,050

Development Authority of the North Country,
  Solid Waste Management System Revenue
  6.40%, 7/1/2000 (Prerefunded 7/1/1999)a                           605,000         618,625

Franklin Solid Waste Management Authority,
  Solid Waste System Revenue
  6%, 6/1/2005 (Prerefunded 6/1/2003)a                            1,515,000       1,647,032

Huntington Housing Authority, Senior Housing Facility Revenue
  (Gurwin Jewish Senior Residences) 5.50%, 5/1/2009               2,660,000       2,655,850

Long Island Power Authority, Electric System General Revenue
  5.25%, 12/1/2002                                                6,100,000       6,330,092

Metropolitan Transportation Authority
  Transit Facilities Revenue:
    5.50%, 7/1/2008 (Insured; MBIA)                               4,380,000       4,561,507
    5.625%, 7/1/2010 (Insured; MBIA)                              4,895,000       5,171,323

Nassau County, General Improvement
  5.10%, 11/1/2011 (Insured; AMBAC)                               3,725,000       3,804,938

New York City:
  5.75%, 8/1/2002 (Insured; MBIA)                                    70,000          73,967
  5.75%, 8/1/2002 (Insured; MBIA)                                 4,130,000       4,352,690
  5.40%, 2/15/2003                                                4,500,000       4,693,500
  6.25%, 8/1/2009 (Prerefunded 8/1/2004)a                           155,000         171,850
  6.25%, 8/1/2009                                                 3,070,000       3,365,334
  6.25%, 8/1/2009                                                 4,790,000       5,316,708
  5.90%, 8/1/2010                                                 5,000,000       5,385,700

                                                                      The Fund 7

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York (continued)

New York City (continued):
  5.25%, 8/1/2011                                                 3,000,000       3,065,040
  4.875%, 8/1/2014 (Insured; FGIC)                                3,345,000       3,284,957

New York City Municipal Assistance Corporation
  5.25%, 7/1/2008                                                 2,000,000       2,110,060

New York City Housing Authority, Multi-Family Revenue
  5.20%, 7/1/2004 (Insured; AMBAC)                                2,275,000       2,337,380

New York City Industrial Development Agency,
  Industrial Development Revenue (Field Hotel Associates L.P.
  JFK Project) 5.80%, 11/1/2013                                   6,000,000       6,009,600

New York City Housing Development Corp., MFHR
  5.50%, 11/1/2009                                                6,530,000       6,951,054

New York City Transitional Finance Authority,
  Revenue (Future Tax Secured):
    5%, 11/15/2008                                                5,000,000       5,173,300
    5.25%, 11/15/2013                                             3,000,000       3,070,920
    5.125%, 11/1/2014                                             3,850,000       3,874,101

New York City Industrial Development Agency,
  Civic Facility Revenue (College of Aeronautics Project):
    5.10%, 5/1/2008                                                 500,000         502,150
    5.25%, 5/1/2010                                                 555,000         554,517
    5.30%, 5/1/2011                                                 585,000         583,286

New York State:
  COP 4.40%, 8/1/2003                                             2,355,000       2,370,496
  5.50%, 8/15/2006                                                4,300,000       4,600,527
  5.40%, 10/1/2008                                                1,430,000       1,515,843

New York State Dormitory Authority, Revenue:
  (City University):
    5.70%, 7/1/2005                                               3,500,000       3,733,940
    5.25%, 7/1/2006 (Insured; FGIC)                               3,000,000       3,173,430
    5.75%, 7/1/2009                                               8,085,000       8,689,920
  (Cornell University) 5.40%, 7/1/2009                            4,000,000       4,266,960
  (Terence Cardinal Cooke Health) 4.50%, 7/1/2010                 3,500,000       3,382,610
  (Schools Program):
    5.25%, 7/1/2009                                               2,475,000       2,564,150
    5.25%, 7/1/2010                                               2,720,000       2,794,718
    5.25%, 7/1/2011                                               1,435,000       1,463,930
  (New York Methodist Hospital):
    5%, 7/1/2009 (Insured; AMBAC)                                 1,000,000       1,024,250
    5%, 7/1/2010 (Insured; AMBAC)                                 1,430,000       1,450,006
  Lease (Court Facilities - Westchester County) 5%, 8/1/2010      6,320,000       6,479,959
  (Department of Health):
    5.50%, 7/1/2005                                               1,000,000       1,056,260
    6%, 7/1/2005                                                  2,500,000       2,703,975

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York (continued)

New York State Dormitory Authority, Revenue (continued):
  (Department of Health) (continued):
    6%, 7/1/2006                                                  2,350,000       2,553,722
  (Highland Community Development Corp.)
    5.50%, 7/1/2001 (LOC; Marine Midland Bank)                    4,750,000       4,865,520
  (Mental Health Services Facilities):
     6%, 8/15/2006                                                3,320,000       3,618,269
     6%, 2/15/2007                                                5,640,000       6,141,678
     5%, 2/15/2010 (Insured; MBIA)                                6,630,000       6,736,809
  Secured Hospital:
    (The Brookdale Hospital Medical Center)
       5.10%, 2/15/2011                                           4,040,000       4,048,605
    (Bronx-Lebanon Hospital Center)
       5.10%, 2/15/2012                                           2,475,000       2,498,216
    (Interfaith Medical Center)
       5.375%, 2/15/2012                                          3,340,000       3,407,902
  (State Service Contract - Albany County):
     5.10%, 4/1/2010                                              2,310,000       2,343,495
     5.25%, 4/1/2011                                              1,210,000       1,232,458
  (State University Educational Facilities):
    6.10%, 5/15/2005 (Prerefunded 5/15/2003)a                     2,630,000       2,882,112
    6.10%, 5/15/2008 (Prerefunded 5/15/2004)a                     2,000,000       2,214,960

New York State Energy Research and Development Authority,
  State Service Contract Revenue (Western New York
  Nuclear Service Center Project):
    5.25%, 4/1/2003 (Insured; CMAC)                               5,345,000       5,564,038
    5.40%, 4/1/2005 (Insured; CMAC)                               2,000,000       2,111,720

New York State Environmental Facilities Corp.:
  Clean Water and Drinking Water Revenue (Revolving Fund)
  5.25%, 6/15/2013                                                4,080,000       4,177,838
  PCR:
    Special Obligation:
      (Riverbank State Park) 7.10%, 4/1/2002                      1,130,000       1,229,056
      (State Park Infrastructure) 5.75%, 3/15/2008                2,475,000       2,577,168
    (State Water Revolving Fund):
      6.30%, 6/15/2002                                              645,000         687,486
      6.20%, 3/15/2004                                            1,700,000       1,843,072
      (New York Municipal Water Finance Authority Project):
        6.35%, 6/15/2006 (Prerefunded 6/15/2004)a                 1,195,000       1,331,326
        6.35%, 6/15/2006                                            805,000         890,040

New York State Housing Finance Agency, Revenue:
  (Health Facilities - New York City):
    7.90%, 11/1/1999                                                290,000         292,227
  (Housing Mortgage Project)
    5.875%, 11/1/2010 (Insured; FSA)                              3,930,000       4,224,750

                                                                     The Fund  9

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York (continued)

New York State Housing Finance Agency, Revenue (continued):
  (Service Contract Obligation):
    5.25%, 3/15/2011                                              3,465,000       3,517,529
    5.25%, 9/15/2011                                              3,610,000       3,664,728

New York State Local Government Assistance Corp.:
  6.70%, 4/1/2000                                                    25,000          25,719
  5.375%, 4/1/2014                                                3,000,000       3,059,940
  5%, 4/1/2013 (Insured; FGIC)                                    3,000,000       3,016,590

New York State Medical Care Facilities Finance Agency, Revenue:
  (Hospital and Nursing Home)
    5.875%, 2/15/2008 (Insured; FHA)                              2,215,000       2,376,385
  (Mortgage Project) 5.40%, 8/15/2005 (Insured; FHA)                385,000         403,361

New York State Mortgage Agency, Revenue
  (Homeowner Mortgage):
    6.15%, 10/1/2001                                              1,225,000       1,266,687
    5.20%, 10/1/2008                                              1,320,000       1,362,596
    5.30%, 10/1/2009                                              2,645,000       2,725,567

New York State Thruway Authority:
  (Emergency Highway Reconditioning and Preservation)
    6%, 1/1/2002 (Insured; FSA)                                   2,000,000       2,104,760
  General Revenue 5.70%, 1/1/2008
    (Insured; FGIC)(Prerefunded 1/1/2005)a                        3,000,000       3,276,690
  (Highway and Bridge Trust Fund):
     5.25%, 4/1/2009 (Insured; FGIC)                              4,500,000       4,738,275
     5.30%, 4/1/2010 (Insured; AMBAC)                             1,680,000       1,731,290
  Service Contract Revenue (Local Highway and Bridge):
    5.50%, 4/1/2004                                               1,130,000       1,187,879
    5.625%, 4/1/2007                                              3,315,000       3,526,265
    5.90%, 4/1/2007                                               7,000,000       7,551,530

New York State Urban Development Corp.
  Project (Onondaga County Convention):
    6.25%, 1/1/2007                                               1,725,000       1,896,862
    6.25%, 1/1/2008                                               1,830,000       2,013,293
    6.25%, 1/1/2009                                               1,950,000       2,137,161
    6.25%, 1/1/2010                                               2,065,000       2,260,122

Niagara Falls, City School District COP
  High School Facility:
    5.625%, 6/15/2010                                             1,735,000       1,803,723
    5.625%, 6/15/2013                                             2,045,000       2,121,503

Oneida County Public Improvement
  Zero Coupon, 4/15/2014 (Insured; AMBAC)                         1,000,000         472,650

Onondaga County Industrial Development Agency, PCR
  (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006              4,000,000       4,483,960

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York (continued)

Orange County Industrial Development Agency,
  Life Care Community Revenue (The Glen Arden Inc. Project):
    4.90%, 1/1/2002                                                 285,000         287,098
    5%, 1/1/2003                                                    220,000         221,476
    5.10%, 1/1/2004                                                 425,000         427,724
    5.20%, 1/1/2005                                                 225,000         227,140
    5.30%, 1/1/2006                                                 250,000         252,730
    5.35%, 1/1/2007                                                 225,000         227,054

Port Authority of New York and New Jersey
  Special Project Bonds (JFK International Air
  Terminal LLC Project)
  6.25%, 12/1/2011 (Insured; MBIA)                                8,000,000       9,021,040

Rensselaer Industrial Development Agency,
  IDR (Albany International Corp.)
  7.55%, 6/1/2007 (LOC; Fleet Trust Co.)                          2,000,000       2,365,620

Scotia Housing Authority,Revenue
  (Coburg Village, Inc. Project):
    5%, 1/1/2001                                                    130,000         131,187
    5.10%, 7/1/2001                                                 135,000         136,339
    5.10%, 1/1/2002                                                 135,000         136,481
    5.20%, 7/1/2002                                                 145,000         146,873
    5.20%, 1/1/2003                                                 145,000         146,681
    5.30%, 7/1/2003                                                 150,000         152,092
    5.30%, 1/1/2004                                                 155,000         156,936
    5.35%, 7/1/2004                                                 155,000         157,294
    5.35%, 1/1/2005                                                 160,000         162,290
    5.40%, 7/1/2005                                                 165,000         167,538
    5.40%, 1/1/2006                                                 170,000         172,322
    5.45%, 7/1/2006                                                 175,000         177,537
    5.45%, 1/1/2007                                                 180,000         182,198
    5.50%, 7/1/2007                                                 185,000         187,496
    5.50%, 1/1/2008                                                 190,000         191,919
    5.55%, 7/1/2008                                                 195,000         197,404

Suffolk County Industrial Development Agency, IDR
  (Nissequogue Cogen Partners Facility)
  4.875%, 1/1/2008                                                2,250,000       2,232,765

Suffolk County Water Authority, Waterworks Revenue
  5.10%, 6/1/2003 (Insured; MBIA)                                 3,545,000       3,692,756

Syracuse:
  COP
    (Syracuse Hancock International Airport):
      6.50%, 1/1/2004                                             1,045,000       1,115,882
      6.60%, 1/1/2005                                             1,105,000       1,183,477
      6.70%, 1/1/2007                                             1,210,000       1,296,394

                                                                    The Fund  11

--------------------------------------------------------------------------------------------
                                                                  Principal
Long-Term Municipal Investments (continued)                       Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York (continued)

Syracuse (continued):
  Public Improvement:
    5.70%, 6/15/2004 (Prerefunded 6/15/2002)a                     1,850,000       1,974,616
    5.70%, 6/15/2005 (Prerefunded 6/15/2002)a                     1,830,000       1,953,269

Syracuse Industrial Development Agency, Pilot Revenue
  5.125%, 10/15/2002 (LOC; ABN AMRO Bank)                         3,000,000       3,079,320

United Nations Development Corp. (Senior Lien):
  5%, 7/1/2007                                                    1,000,000       1,000,250
  5.30%, 7/1/2010                                                 1,295,000       1,295,311
  5.30%, 7/1/2011                                                 1,000,000       1,000,150

Westchester County Industrial Development Agency, RRR:
  Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009          2,650,000       2,714,580
  (Resco Co. Project) 5.50%, 7/1/2006                             2,850,000       3,021,684
  (Westchester Resco Co. Project) 5.125%, 7/1/2006                1,000,000       1,036,620

Yonkers,
  GO:
    5%, 9/1/2009 (Insured; FGIC)                                  1,040,000       1,068,070
    5%, 9/1/2010 (Insured; FGIC)                                  1,165,000       1,183,139
    5%, Series A, 9/1/2011 (Insured; FGIC)                        1,000,000       1,006,710
    5%, Series B, 9/1/2011 (Insured; FGIC)                        1,000,000       1,006,710
    5.25%, 12/1/2015 (Insured; AMBAC)b                            2,110,000       2,128,441

U.S. Related--7.2%

Commonwealth of Puerto Rico:
  Improvement 5.375%, 7/1/2005                                    2,250,000       2,381,423
  Public Improvement 5.50%, 7/1/2011                              2,500,000       2,655,475

Puerto Rico Highway and Transportation Authority,
  Highway Revenue
  6.25%, 7/1/2007 (Insured; MBIA)                                 3,500,000       3,950,625

Puerto Rico Public Buildings Authority, Revenue
  (Guaranteed Government Facilities)
  6.25%, 7/1/2008 (Insured; AMBAC)                                3,730,000       4,237,802

Puerto Rico Telephone Authority, Revenue
  6.91%, 1/25/2007 (Insured; MBIA)
  (Prerefunded 1/1/2003)a,c                                       3,925,000       4,302,781

Virgin Islands Public Finance Authority, Revenue
  Fund Loan Notes, Senior Lien 5.50%, 10/1/2004                   3,000,000       3,133,620

Virgin Islands Water and Power Authority, Electric System:
  5.125%, 7/1/2004                                                1,455,000       1,505,954
  5.125%, 7/1/2011                                                4,230,000       4,255,761

Total Long-Term Municipal Investments
  (cost $348,735,307)                                                           361,637,302

--------------------------------------------------------------------------------------------
                                                                  Principal
Short-Term Municipal Investments--.3%                             Amount ($)       Value ($)
--------------------------------------------------------------------------------------------
New York

Port Authority of New York and New Jersey
  Versatile Structure Obligation, VRDN 3.30%d
  (cost $1,000,000)                                               1,000,000       1,000,000
--------------------------------------------------------------------------------------------

Total Investments (cost $ 349,735,307)                                98.9%     362,637,302

Cash and Receivables (Net)                                             1.1%       3,889,194

Net Assets                                                           100.0%     366,526,496

                                                                    The Fund  13

------------------------------------------------------------------------------------
Summary of Abbreviations

AMBAC         American Municipal Bond          LOC        Letter of Credit
                Assurance Corporation
CMAC          Capital Market                   MBIA       Municipal Bond Investors
                Assurance Corporation                       Assurance Insurance
COP           Certificate of Participation                  Corporation
FGIC          Financial Guaranty               MFHR       Multi-Family
                Insurance Company                           Housing Revenue
FHA           Federal Housing Administration   PCR        Pollution Control Revenue
FSA           Financial Security Assurance     RRR        Resources Recovery Revenue
GO            General Obligation               VRDN       Variable Rate Demand Notes
IDR           Industrial Development
                Revenue

-------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch             or      Moody's   or    Standard & Poor's        Value (%)
-------------------------------------------------------------------------------
AAA                       Aaa             AAA                           14.1
AA                        Aa              AA                             8.1
A                         A               A                             29.5
BBB                       Baa             BBB                           30.2
F1                        MIG1/P1         SP1/A1                         7.4
Not Ratede                Not Ratede      Not Ratede                    10.7
                                                                       100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Purchased on a delayed delivery basis.
c Inverse floater security--the interest rate is subject to change periodically. d Securities payable on demand. Variable interest rate--subject to periodic change.
e Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999

------------------------------------------------------------------------------------------------
                                                                            Cost          Value
------------------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments              349,735,307    362,637,302
Cash                                                                                    473,868
Interest receivable                                                                   5,838,494
Receivable for shares of Beneficial Interest subscribed                                  73,750
Prepaid expenses                                                                          9,758
                                                                                    369,033,172
------------------------------------------------------------------------------------------------
Liabilities ($):

Due to The Dreyfus Corporation and affiliates                                           168,955
Due to Distributor                                                                       77,939
Payable for investment securities purchased                                           2,183,147
Accrued expenses                                                                         76,635
                                                                                      2,506,676
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                      366,526,496
------------------------------------------------------------------------------------------------
Composition of Net Assets ($):

Paid-in capital                                                                     351,324,711
Accumulated undistributed investment income--net                                        129,745
Accumulated net realized gain (loss) on investments                                   2,170,045
Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                             12,901,995
------------------------------------------------------------------------------------------------
Net Assets ($)                                                                      366,526,496
------------------------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)       20,013,607
Net Asset Value, offering and redemption price per share--Note 3(d) ($)                   18.31


See notes to financial statements.

                                                                    The Fund  15

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

---------------------------------------------------------------------------------------------
Investment Income ($)
---------------------------------------------------------------------------------------------
Interest Income                                                                   18,903,439
Expenses:
Management fee--Note 3(a)                                                          2,232,576
Shareholder servicing costs--Note 3(b)                                             1,113,406
Professional fees                                                                     39,929
Custodian fees                                                                        38,528
Trustees' fees and expenses--Note 3(c)                                                35,420
Prospectus and shareholders' reports--Note 3(b)                                       19,518
Registration fees                                                                     10,747
Loan commitment fees--Note 2                                                           1,769
Miscellaneous                                                                         25,527
Total Expenses                                                                     3,517,420
Less--reduction in management fee due to
  undertaking--Note 3(a)                                                            (538,882)
Net Expenses                                                                       2,978,538
Investment Income--Net                                                            15,924,901
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments                                            4,083,315
Net unrealized appreciation (depreciation) on investments                         (6,345,358)
Net Realized and Unrealized Gain (Loss) on Investments                            (2,262,043)
Net Increase in Net Assets Resulting from Operations                              13,662,858

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------
                                                                       Year Ended May 31,
                                                            ----------------------------------
                                                                   1999                  1998
----------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                       15,924,901            16,105,912
Net realized gain (loss) on investments                       4,083,315             3,305,521
Net unrealized appreciation (depreciation)
  on investments                                             (6,345,358)            9,348,627
Net Increase (Decrease) in Net Assets
  Resulting from Operations                                  13,662,858            28,760,060
----------------------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                                      (15,879,865)          (16,064,450)
Net realized gain on investments                             (4,150,285)           (1,654,760)
Total Dividends                                             (20,030,150)          (17,719,210)
----------------------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                                68,623,498            62,436,901
Dividends reinvested                                         16,485,740            14,469,657
Cost of shares redeemed                                     (77,696,631)          (79,996,421)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions                            7,412,607            (3,089,863)
Total Increase (Decrease) in Net Assets                       1,045,315             7,950,987
----------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                         365,481,181           357,530,194
End of Period                                               366,526,496           365,481,181
Undistributed investment income--net                            129,745                84,709
----------------------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                                   3,675,854             3,369,699
Shares issued for dividends reinvested                          882,130               781,618
Shares redeemed                                              (4,167,561)           (4,322,391)
Net Increase (Decrease) in Shares Outstanding                   390,423              (171,074)

See notes to financial statements.

                                                                    The Fund  17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

----------------------------------------------------------------------------------------
                                                          Year Ended May 31,
                                            --------------------------------------------
                                             1999      1998     1997      1996     1995
----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning of period        18.62     18.06    17.83     18.05    17.71
Investment Operations:
Investment income--net                        .80       .82      .83       .85      .86
Net realized and unrealized gain (loss)
  on investments                             (.10)      .65      .41      (.22)     .34
Total from Investment Operations              .70      1.47     1.24       .63     1.20
Distributions:
Dividends from investment income--net        (.80)     (.82)    (.83)     (.85)    (.86)
Dividends from net realized gain
  on investments                             (.21)     (.09)    (.18)       --       --
Total Distributions                         (1.01)     (.91)   (1.01)     (.85)    (.86)
Net asset value, end of period              18.31     18.62    18.06     17.83    18.05
----------------------------------------------------------------------------------------
Total Investment Return (%)                  3.75      8.25     7.12      3.52     7.04
----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average net assets       .80       .80      .80       .84      .96
Ratio of net investment income
  to average net assets                      4.28      4.44     4.64      4.69     4.91
Decrease reflected in above expense ratios
  due to undertakings by the Manager          .14       .15      .16       .12     --
Portfolio Turnover Rate                     33.08     42.40    45.29     47.48    29.78
----------------------------------------------------------------------------------------
Net Assets, end of period ($ X 1,000)     366,526   365,481  357,530   365,148  359,199

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and rec-

                                                                    The Fund  19
ognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager had undertaken from June 1, 1998 to May 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $538,882 during the period ended May 31, 1999.

(b) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the fund and for Servicing, at an annual rate of .25 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and

                                                                    The Fund  21
distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended May 31, 1999, the fund was charged $934,624 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $114,131 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days of their issuance, including on redemptions through the use of the fund's exchange privilege. During the period ended May 31, 1999, redemption fees retained by the fund amounted to $293.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1999, amounted to $126,502,463 and $121,153,994, respectively.

At May 31, 1999, accumulated net unrealized appreciation on investments was $12,901,995, consisting of $14,542,164 gross unrealized appreciation and $1,640,169 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus New York Tax Exempt Intermediate Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                      ERNST & YOUNG LLP

New York, New York
July 2, 1999

                                                                    The Fund  23

IMPORTANT TAX INFORMATION  (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended May 31, 1999:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

   --the fund hereby designates $.1681 per share as a long-term capital gain distribution of the $.2076 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

For More Information

Dreyfus New York
Tax Exempt
Intermediate Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109



To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


(C) 1999 Dreyfus Service Corporation      705AR995